Taxes Based on Income	12 Months Ended
Dec. 31, 2011
Taxes Based on Income [Abstract]
TAXES BASED ON INCOME

NOTE 11. TAXES BASED ON INCOME

Taxes based on income (loss) were as follows:

(In millions)	2011	2010	2009

Current:
U.S. federal tax	$.6	$(39.2)	$(54.0)
State taxes	(1.0)	(6.9)	(2.9)
International taxes	79.2	87.7	52.6
	78.8	41.6	(4.3)
Deferred:
U.S. federal tax	(9.9)	(14.4)	(44.6)
State taxes	(1.4)	7.5	(7.0)
International taxes	11.0	(37.5)	(36.1)
	(.3)	(44.4)	(87.7)
Provision for (benefit from) income taxes	$78.5	$(2.8)	$(92.0)

The principal items accounting for the difference in taxes as computed at the U.S. statutory rate, and as recorded, were as follows:

(In millions)	2011	2010	2009

Computed tax at 35% of income (loss) before taxes	$81.5	$83.6	$(324.3)
Increase (decrease) in taxes resulting from:
State taxes, net of federal tax benefit	(2.3)	(1.3)	(12.2)
Foreign earnings taxed at different rates	2.5	(58.8)	(2.4)
Valuation allowance	8.3	2.5	4.0
Goodwill and indefinite-lived intangible asset impairment	–	–	276.4
Deferred compensation assets	(5.1)	(7.9)	(30.5)
U.S. federal tax credits (R&D and low-income housing)	(4.6)	(3.8)	(2.8)
Tax contingencies and audit settlements	1.6	(17.7)	7.2
Other items, net	(3.4)	.6	(7.4)
Provision for (benefit from) income taxes	$78.5	$(2.8)	$(92.0)

Consolidated income (loss) before taxes from continuing U.S. and international operations was as follows:

(In millions)	2011	2010	2009

U.S.	$(64.6)	$(45.7)	$(518.0)
International	297.5	284.7	(408.6)
Income (loss) from continuing operations before taxes	$232.9	$239.0	$(926.6)

The effective tax rate for continuing operations was approximately 34% for 2011 compared with approximately (1%) for 2010. The 2011 effective tax rate for continuing operations reflected $8.3 million of expense for increases to valuation allowances and $2.8 million of expense from the settlement of a foreign tax audit.

The 2010 effective tax rate reflected $45.5 million of benefit from net operating losses resulting from the local statutory write-down of certain investments in Europe due to a decline in their value. The decline in value established a net operating loss asset subject to recapture. As a result of a legal entity restructuring, the liability for the recapture was eliminated, causing the Company to recognize a discrete tax benefit in the fourth quarter. The Company does not expect events of this nature to occur frequently since the recognition of the tax effects of declines in values of subsidiaries requires specific tax planning and restructuring actions, and the Company has no plans to pursue such actions. The 2010 effective tax rate also reflected $17.7 million of net benefit from normally-occurring releases and accruals of certain tax reserves, which were in part due to reductions in the Company’s tax positions for prior years due to settlements with taxing jurisdictions and lapses of applicable statutory periods. Net operating losses, including the net operating losses which resulted from the local statutory write-down of certain investments in Europe referenced above, may offset future taxable income, thereby lowering cash tax payments over the coming years.

Income taxes have not been provided on certain undistributed earnings of foreign subsidiaries of approximately $1.3 billion and $1.2 billion at December 31, 2011 and January 1, 2011, respectively, because the earnings are considered to be indefinitely reinvested. It is not practicable to estimate the amount of tax that would be payable upon distribution of these earnings. Deferred taxes have been accrued for earnings that are not considered indefinitely reinvested. The repatriation accrual for the year ended December 31, 2011 and January 1, 2011 is $18.1 million and $15.3 million, respectively.

Deferred income taxes reflect the temporary differences between the amounts at which assets and liabilities are recorded for financial reporting purposes and the amounts utilized for tax purposes. The primary components of the temporary differences that gave rise to the Company’s deferred tax assets and liabilities were as follows:

(In millions)	2011	2010

Accrued expenses not currently deductible	$62.2	$69.7
Net operating losses	352.3	348.5
Tax credit carryforwards	129.8	111.4
Capital loss carryforward	11.7	13.5
Postretirement and post employment benefits	102.7	108.6
Pension costs	127.5	104.2
Inventory reserves	11.9	11.6
Other assets	3.7	7.5
Valuation allowance	(122.8)	(115.6)
Total deferred tax assets(1)	679.0	659.4
Depreciation and amortization	(168.7)	(188.1)
Repatriation accrual	(18.1)	(15.3)
Foreign operating loss recapture	(119.0)	(122.0)
Other liabilities	(9.8)	(6.6)
Total deferred tax liabilities(1)	(315.6)	(332.0)
Total net deferred tax assets	$363.4	$327.4

(1)	Reflected gross amount before jurisdictional netting of deferred tax assets and liabilities.

A valuation allowance is recorded to reduce deferred tax assets to the amount that is more likely than not to be realized. When establishing a valuation allowance, the Company considers future sources of taxable income such as “future reversals of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards” and “tax planning strategies.”

Net operating loss carryforwards of foreign subsidiaries at December 31, 2011 and January 1, 2011 were $1.13 billion and $1.14 billion, respectively. If unused, foreign net operating losses of $51.8 million will expire between 2012 and 2015, and $119.2 million will expire after 2015. Net operating losses of $955.7 million can be carried forward indefinitely. Based on current projections, certain indefinite-lived foreign net operating losses may take approximately 50 years to be fully utilized. Tax credit carryforwards of both domestic and foreign subsidiaries at December 31, 2011 and January 1, 2011 totaled $129.8 million and $111.4 million, respectively. If unused, tax credit carryforwards of $5.9 million will expire between 2012 and 2014, $87.2 million will expire between 2015 and 2019, and $28.5 million will expire after 2019. Tax credit carryforwards of $8.2 million can be carried forward indefinitely. The Company has established a valuation allowance for the net operating loss and credit carryforwards not expected to be utilized. The valuation allowance at December 31, 2011 and January 1, 2011 was $122.8 million and $115.6 million, respectively.

The Company has been granted tax holidays in several jurisdictions including Bangladesh, China, Thailand and Vietnam. The tax holidays expire between 2012 and 2016. These tax holidays benefit the Company’s consolidated effective tax rate on continuing operations by less than 2%.

Unrecognized Tax Benefits

On December 31, 2011, the Company’s unrecognized tax benefits totaled $120.3 million, including $78.5 million of unrecognized tax benefits which, if recognized, would reduce the annual effective income tax rate. As of January 1, 2011, the Company’s unrecognized tax benefits totaled $127.2 million, including $81.2 million of unrecognized tax benefits which, if recognized, would reduce the annual effective income tax rate.

Where applicable, the Company recognizes potential accrued interest and penalties related to unrecognized tax benefits from its global operations in income tax expense. The Company recognized an expense of $2.7 million and a benefit of $2.6 million of interest and penalties in the Consolidated Statements of Operations in 2011 and 2010, respectively. The Company has accrued for $23.6 million and $20.9 million of interest and penalties, net of tax benefit, in the Consolidated Balance Sheets at December 31, 2011 and January 1, 2011, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is set forth below:

(In millions)	2011	2010

Balance at beginning of year	$127.2	$151.7
Additions based on tax positions related to the current year	19.7	17.4
Additions for tax position of prior years	2.6	7.0
Reductions for tax positions of prior years:
Changes in judgment	(2.3)	–
Settlements	(5.5)	(7.9)
Lapses of applicable statute	(19.2)	(36.7)
Changes due to translation of foreign currencies	(2.2)	(4.3)
Balance at end of year	$120.3	$127.2

The amount of income taxes the Company pays is subject to ongoing audits by taxing jurisdictions around the world. The Company’s estimate of the potential outcome of any uncertain tax issue is subject to management’s assessment of relevant risks, facts, and circumstances existing at that time. The Company believes that it has adequately provided for reasonably foreseeable outcomes related to these matters. However, the Company’s future results may include favorable or unfavorable adjustments to its estimated tax liabilities in the period the assessments are made or resolved, which may impact the Company’s effective tax rate. The Company and its U.S. subsidiaries have completed the Internal Revenue Service’s Compliance Assurance Process Program through 2010. The Company is subject to routine tax examinations in other jurisdictions. With some exceptions, the Company and its subsidiaries are no longer subject to examinations by tax authorities for years prior to 2005.

It is reasonably possible that during the next 12 months, the Company may realize a decrease in its gross uncertain tax positions by approximately $15.7 million, primarily as the result of cash payments and closing tax years. The Company anticipates that it is reasonably possible that cash payments of up to $7.7 million relating to gross uncertain tax positions could be paid within the next 12 months.